UNICO AMERICAN CORPORATION

23251 Mulholland Drive

Woodland Hills, California 91364-2732

_____________________

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To Be Held Thursday, May 21, 2015

Dear Shareholder:

You are cordially invited to attend the Annual Meeting of Shareholders of Unico American Corporation (the "Company") to be held at the Hilton Garden Inn, 24150 Park Sorrento, Calabasas, California 91302, at 2:00 p.m. local time, to consider and act upon the following matters:

1.	The election of eight (8) directors to hold office until the next annual meeting of shareholders and until their successors are elected and qualified; and
2.	The transaction of such other business as may properly be brought before the meeting.

The Board of Directors has fixed the close of business on April 10, 2015, as the record date for the determination of shareholders who will be entitled to notice of and to vote at the meeting. The voting rights of the shareholders are described in the Proxy Statement.

IT IS IMPORTANT THAT ALL SHAREHOLDERS BE REPRESENTED AT THE ANNUAL MEETING. SHAREHOLDERS WHO DO NOT PLAN TO ATTEND THE MEETING IN PERSON ARE REQUESTED TO VOTE, DATE, AND RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING POSTAGE-PAID AND ADDRESSED RETURN ENVELOPE. PROXIES ARE REVOCABLE AT ANY TIME, AND SHAREHOLDERS WHO ARE PRESENT AT THE MEETING MAY WITHDRAW THEIR PROXIES AND VOTE IN PERSON IF THEY SO DESIRE.

By Order of the Board of Directors,

Cary L. Cheldin

Chairman of the Board, President, and

Chief Executive Officer

    Woodland Hills, California

    April 17, 2015

UNICO AMERICAN CORPORATION

23251 Mulholland Drive

Woodland Hills, California 91364-2732

_____________________

PROXY STATEMENT

______________________

ANNUAL MEETING OF SHAREHOLDERS

May 21, 2015

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Unico American Corporation, a Nevada corporation (the "Company"), for use at the Annual Meeting of Shareholders of the Company to be held at the Hilton Garden Inn, 24150 Park Sorrento, Calabasas, California 91302, on May 21, 2015, at 2:00 p.m. local time. Accompanying this Proxy Statement is a proxy card, which you may use to indicate your vote as to each of the proposals described in this Proxy Statement. If you are planning to attend our Annual Meeting and require directions to the meeting, please call 818-591-9800, Extension 565.

All shares represented by proxies that are properly completed, signed, and returned to the Company prior to the Annual Meeting and which have not been revoked, will be voted in accordance with instructions contained in the proxies. At the Annual Meeting, the scheduled matters to be acted upon by the shareholders are the election of eight (8) directors to hold office until the next annual meeting of shareholders and until their successors are elected and qualified. The Board of Directors recommends a vote FOR the nominees for director listed in the proxy. In the absence of voting instructions to the contrary, shares represented by properly executed proxies will be voted in accordance with the foregoing recommendations. The Company does not know of any other matter that will be presented for action at the Annual Meeting, but if any other matter is properly presented, the persons that are named in the accompanying proxy will vote thereon in accordance with their best judgment. A shareholder may revoke his or her proxy at any time before it is voted either by filing with the Secretary of the Company at its principal executive offices a written notice of revocation or a duly executed proxy bearing a later date or by appearing in person at the Annual Meeting and expressing a desire to vote his or her shares in person.

The close of business on April 10, 2015, has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting or any adjournment thereof. As of the record date, the Company had outstanding 5,341,147 shares of common stock, the only outstanding voting security of the Company. For each share held on the record date, a shareholder is entitled to one vote on all matters to be considered at the Annual Meeting. The Company's Articles of Incorporation do not provide for cumulative voting. Directors are elected by a plurality of the votes cast and abstentions and broker non-votes are counted for the purposes of determining the existence of a quorum at the meeting but not for purposes of determining the results of the vote.

The Company will bear the cost of the Annual Meeting and the cost of soliciting proxies, including the cost of preparing, assembling and mailing the proxy material. In addition to solicitation by mail, officers and other employees of the Company may solicit proxies by telephone, facsimile, or personal contact without additional compensation.

The Company's principal executive offices are located at 23251 Mulholland Drive, Woodland Hills, California 91364-2732. The approximate mailing date of this Proxy Statement and the Company's proxy card is April 17, 2015.

ELECTION OF DIRECTORS

The Company's Bylaws provide for a range of three to eleven directors and allow the Board of Directors to set the exact number of authorized directors within that range. The current number of authorized directors is eight (8). Directors are elected at each Annual Meeting of Shareholders to serve thereafter until their successors have been duly elected and qualified. Warren D. Orloff, who served as a director and a member of the Audit Committee of the Company since 2001, has elected for personal reasons not to stand for re-election as a Director at the Annual Meeting. The Board of Directors has nominated David T. Russell to stand for election as a director of the Company at the Annual Meeting in place of Mr. Orloff. Except for Mr. Russell, each nominee is currently a director having served in that capacity since the date indicated in the following table.  All nominees have advised the Company that they are able and willing to serve as directors. If any nominee refuses or is unable to serve (an event which is not anticipated), the persons named in the accompanying proxy card will vote for another person nominated by the Board of Directors. Unless otherwise directed in the accompanying proxy card, the persons named therein will vote FOR the election of the eight nominees listed in the following table.

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The following table sets forth all of the Company’s executive officers and indicates the position with the Company, tenure as director and age as of April 10, 2015 for each person nominated for election as a director:

Name	Age	Present Position with Company	First Elected Director

Cary L. Cheldin	58	Chairman of the Board, President and Chief Executive Officer	1983
Lester A. Aaron	69	Treasurer, Chief Financial Officer and Director.	1985
Terry L. Kinigstein	69	Director	2008
Erwin Cheldin	83	Director	1969
George C. Gilpatrick	70	Director	1985
Donald B. Urfrig	73	Director	2001
Samuel J. Sorich	69	Director	2012
David T. Russell	48	Director Nominee	—

Each nominee for election to the Board of Directors has extensive management and leadership experience gained through executive and professional service in insurance and other industries. In these roles, the directors have developed attributes and skills in management of capital, risk and operations. In addition, all of the current directors have long standing relationships with the Company. This experience with the Company provides the current directors with a thorough understanding of the Company’s policies and processes, rules and regulations, risks and mitigating solutions and controls environment.

Set forth below are the names of the nominees for election to the Board of Directors, along with their present and prior positions, principal occupations and the specific individual qualifications and skills of such directors that contribute to the overall effectiveness of the Board of Directors and its committees.

Cary L. Cheldin, Chairman of the Board of Directors, has served as Chairman, President and Chief Executive Officer since April 1, 2009. From 1991 to 2009 he was Executive Vice President of the Company and prior thereto he served as Vice President from 1986 to 1991 and as Secretary from 1987 to 1991. Mr. Cary Cheldin has been a director of the Company since 1983 and has held management positions in the Company since 1986. The Company believes that Mr. Cary Cheldin’s knowledge of and expertise in the insurance industry and his historical experience and understanding of the Company’s underwriting, claims management and rate-making processes qualify him for service on the Board of Directors.

Lester A. Aaron has served as the Company’s Treasurer, Chief Financial Officer and as a Director since 1985 and Secretary from 1991 to 1992 and from 2014 to present. Mr. Aaron has extensive knowledge and expertise in the property and casualty insurance industry, financial reporting, taxation and investments and is an inactive certified public accountant. The Company believes that Mr. Aaron’s background and his 37 years of experience with the Company qualify him for service on the Board of Directors.

Terry L. Kinigstein is the Company’s former General Counsel. Mr. Kinigstein’s employment with the Company ended effective September 26, 2014. Mr. Kinigstein served as the Company’s General Counsel from 2002 to 2014. From 2008 to 2014 he served as the Company’s Vice President, Secretary and Director. Mr. Kinigstein has been an active attorney since 1972. During the 26 years prior to joining Unico American Corporation as General Counsel, Mr. Kinigstein was a partner in several law firms, including the law firm of Cooper, Epstein and Hurewitz for approximately 10 years. The Company believes that Mr. Kinigstein’s extensive legal experience, as well as experience as a law firm partner and with the Company, qualifies him for service on the Board of Directors.

Erwin Cheldin is the Company’s former President, Chief Executive Officer and Chairman of the Board. Mr. Erwin Cheldin retired from being an employee of the Company effective April 1, 2009. Mr. Erwin Cheldin became an officer and director of the Company in 1969. Mr. Erwin Cheldin has over 50 years of experience in all phases of the property and casualty insurance industry. The Company believes that Mr. Erwin Cheldin’s historical knowledge of the Company and its operations and long standing service to the Company qualify him for service on the Board of Directors.

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George C. Gilpatrick is the Company’s former Vice President of Management Information Systems. Mr. Gilpatrick served the Company as Vice President from 1981 until his retirement in April 2008 and as a director since 1985. The Company believes that Mr. Gilpatrick’s knowledge and expertise in the data processing field and his past experience directing the Company’s information systems as well as his experience as a director of the Company, qualify him for service on the Board of Directors.

Donald B. Urfrig has been a consulting engineer in the areas of project management and integrated product development since 1996. In addition, he is also a private investor and owner of commercial and agricultural businesses for the past 39 years. From 1963 to 1996 he worked in the aerospace industry in both technical and management positions. The Company believes that the diversified work experience of Mr. Urfrig as business owner, investor and executive manager qualify him for service on the Board of Directors.

Samuel J. Sorich is a respected representative of the California insurance industry for more than 27 years. Mr. Sorich has been a consultant to the insurance industry regarding, among other things, regulatory and legislative matters since 2011. From 2002 to 2010 he served as president of the Association of California Insurance Companies (ACIC), California’s longest established property/casualty insurance trade association. From 1985 to 2002, prior to joining the ACIC, he served as regional vice president of the National Association of Independent Insurers (NAII), a predecessor association of the Property Casualty Insurers Association of America (PCI). The Company believes that Mr. Sorich’s experience as an attorney and his experience in the insurance industry qualify him for service on the Board of Directors.

David T. Russell is the Director of the Center for Risk and Insurance for California State University, Northridge, where he also serves as a professor of Insurance and Finance. Mr. Russell is a member of the Risk and Insurance Management Society, of the American Risk and Insurance Association, and is a former president of the Western Risk and Insurance Association. Mr. Russell also serves on various other professional and community boards, including his current position as Chairman of the Board for First Connect Insurance Services, LLC, where he served on that company’s board since July 2013. Mr. Russell has served as an independent consultant and as an expert witness involving life insurance and property and casualty insurance litigation, for both defendants and plaintiffs. He also provides corporate training and insurance education for legislators through the Griffith Foundation. The Company believes that Mr. Russell’s experience with the insurance industry qualifies him for service on the Board of Directors.

Except for Cary L. Cheldin, who is the son of Erwin Cheldin, none of the listed nominees, executive officers or directors of the Company are related to any other nominee, officer or director of the Company. The executive officers of the Company are elected by the Board of Directors. Cary L. Cheldin serves in his present office pursuant to an employment agreement with the Company. The employment agreement of Cary L. Cheldin was amended and restated on March 16, 2015.

Messrs. Erwin Cheldin, Cary L. Cheldin, Lester A. Aaron, and George C. Gilpatrick who hold approximately 52.66% of the voting power of the Company have agreed to vote the shares of common stock held by each of them so as to elect each of them to the Board of Directors and to vote on all other matters as they may agree. As a result of this agreement, the Company is a “Controlled Company” as defined in the NASDAQ Stock Market (“NASDAQ”) Listing Rules. A Controlled Company is exempt from the requirements of the NASDAQ Listing Rules requiring that (i) the Company have a majority of independent directors on the Board of Directors, (ii) the Compensation Committee be composed solely of independent directors, (iii) the Compensation Committee have a written charter, (iv) the compensation of the executive officers be determined by a majority of the independent directors or a compensation committee comprised solely of independent directors and (v) director nominees be elected or recommended either by a majority of the independent directors or a nominating committee comprised solely of independent directors. The Board of Directors has determined that each of Messrs. Urfrig and Sorich are, and Mr. Russell, if he should become elected as a director at the Annual Meeting, will be, independent directors as defined by the NASDAQ Listing Rules.

During the year ended December 31, 2014, the Company's Board of Directors held one meeting. The independent directors met without any management directors or employees present four times during the year ended December 31, 2014. Non-employee directors receive $2,000 each quarter plus $1,000 for each board meeting they attend. All directors attended at least 75% of the combined total meetings of the Board of Directors and the committees on which they served.

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Director Compensation

The compensation of the Company’s non-employee directors paid by the Company for the last completed fiscal year is as follows:

Name	Fees Earned or Paid in Cash $	Total $

Erwin Cheldin	9,000	9,000
George C. Gilpatrick	9,000	9,000
Warren D. Orloff (1)	9,000	9,000
Donald B. Urfrig	9,000	9,000
Samuel J. Sorich	9,000	9,000

(1)	Mr. Orloff is not standing for re-election as a director at the Annual Meeting.

Board Leadership Structure

The Company’s Board is led by Chairman Cary L. Cheldin. Mr. Cary Cheldin is also the Company’s President and Chief Executive officer. The Company’s Chief Financial Officer and Secretary, Lester A. Aaron is also a member of the Board. Other members include the retired Chairman, President and Chief Executive Officer, Erwin Cheldin, the retired Vice President of Management Information Systems, George Gilpatrick, former Vice President & General Counsel and Secretary, Terry L. Kinigstein, and two independent directors. The Board has nominated for election at this meeting David T. Russell, an independent director, to fill the vacancy on the Board created by the decision by Mr. Orloff not to stand for re-election. The Board does not have a lead independent director.

Mr. Cary Cheldin is the son of a founder of the Company and has been an executive officer of the Company since 1986 and a board member since 1983. He was first elected Chairman of the Board, President and Chief Executive Officer effective April 1, 2009.

The Board of Directors has determined that combining the Chairman and Chief Executive Officer positions is the appropriate leadership structure for the Company at this time and provides effective oversight of management and strong leadership of the independent directors and shareholders. The Board believes that combining the Chairman and Chief Executive Officer roles fosters clear accountability, effective decision making and alignment on corporate strategy. The Board believes this leadership structure is particularly appropriate for the Company at this time given Mr. Cary Cheldin’s continuity of service with the Company since 1980. As the individual with primary responsibility for managing the Company's day-to-day operations, Mr. Cary Cheldin is best positioned to chair regular Board meetings and ensure that key business issues and risks are brought to the attention of the Board and the applicable committees.

The Board of Directors is primarily responsible for assessing risks associated with the Company's business. However, the Board delegates certain of such responsibilities to other groups. The Audit Committee is comprised of three independent board members and it oversees the financial reporting processes of the Company and the audits of the Company’s financial statements. The Audit Committee also reviews with management the Company's policies and procedures with respect to risk assessment and risk management, including reviewing certain risks associated with our financial and accounting systems, accounting policies, investment strategies, regulatory compliance, insurance programs and other matters.

Committees of the Board of Directors

The Board of Directors has established an Audit Committee in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The members presently consist of Warren D. Orloff, Donald B. Urfrig, and Samuel J. Sorich. Mr. Orloff is not standing for re-election as a director at the Annual Meeting, and it is anticipated that if Mr. Russell becomes elected to the Board, he will serve on the Audit Committee in place of Mr. Orloff.  The Audit Committee of the Board of Directors oversees the accounting and financial reporting processes of the Company and the audits of the Company’s financial statements. It has a written charter, a copy of which is attached to this Proxy Statement as Appendix A. The Audit Committee met four times during the year ended December 31, 2014, and held one meeting subsequent to the year ended December 31, 2014, to discuss accounting and financial statement matters related to the year ended December 31, 2014. Messrs. Orloff, Urfrig, and Sorich are and Mr. Russell, if elected as a director at the Annual Meeting, will be independent and in compliance with the independent standards applicable to audit committee members contained in the NASDAQ Listing Rules. The Board of Directors has determined that the Company does not have an “Audit Committee Financial Expert” as defined by the SEC serving on the Audit Committee. The Board of Directors believes that the members of the Audit Committee are able to read and understand financial statements of the Company, are familiar with the Company and its business, and are capable of fulfilling the duties and responsibilities of an Audit Committee without the necessity of having an “Audit Committee Financial Expert” as a member.

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The Board of Directors has also established a Compensation Committee presently consisting of Messrs. Cary Cheldin, Aaron, and Orloff. Mr. Orloff is not standing for re-election as a director at the Annual Meeting. It is anticipated that if Mr. Russell becomes elected to the Board, he will serve on the Compensation Committee in place of Mr. Orloff.  Messrs. Cary Cheldin and Aaron are executive officers of the Company. The Company’s executive compensation program is designed to provide executive officers with total compensation commensurate with responsibilities and competitive with compensation provided to executives in like positions, as determined by the Compensation Committee. This Committee considers and recommends to the Board of Directors compensation for executive officers. The Compensation Committee held one meeting during the year ended December 31, 2014. The Compensation Committee does not have a charter.

The Company does not have a Nominating Committee of the Board of Directors. The Board of Directors consists of eight members. Since four directors, of which two are presently executive officers, control approximately 52.66% of the voting power of the outstanding common stock of the Company, the Board of Directors believes that it is appropriate not to have a Nominating Committee. If there were a new nominee for Director to be considered, it is expected that all of the directors would participate in the process. The Company’s executive officers recommended to the Board of Directors that Mr. Russell be nominated to be elected a director to fill the vacancy to be created by Mr. Orloff’s departure effective with the Annual Meeting of Shareholders scheduled for May 21, 2015. All directors participated in the process of reviewing and approving the nomination of Mr. Russell. The Board of Directors does not have a formal policy with regard to the consideration of any director candidates recommended by shareholders. The Board of Directors, however, would consider qualified nominees recommended by shareholders. Shareholders who wish to recommend a qualified nominee should submit complete information as to the identity and qualifications of the person recommended to the Secretary of the Company at 23251 Mulholland Drive, Woodland Hills, California 91364-2732. The Board of Directors generally requires that nominees be persons of sound ethical character, be able to represent all shareholders fairly, have no material conflicts of interest, have demonstrated professional achievement, have meaningful experience, and have a general appreciation of the major business issues facing the Company. The Board of Directors does not have a formal process for identifying and evaluating nominees for director. The Board of Directors does not have a formal policy regarding diversity, but as described above considers a broad range of attributes and characteristics in identifying and evaluating nominees for election to the Board of Directors. The Board of Directors views diversity broadly to include diversity of experience, skills and viewpoint in addition to more traditional diversity concepts. Absent special circumstances, the Board of Directors will continue to nominate qualified incumbent directors whom the Board of Directors believes will continue to make important contributions to the Board of Directors.

Communications with the Board of Directors

The Company provides a process for shareholders to send communications to the Board of Directors or any of the directors. Shareholders may send written communications to the Board of Directors or any director, c/o Secretary, Unico American Corporation, 23251 Mulholland Drive, Woodland Hills, California 91364-2732. All communications will be compiled by the Secretary of the Company and will be submitted to the members of the Board of Directors or to the individual director to whom it was addressed on a periodic basis. The Company does not have a policy with regard to directors’ attendance at the Annual Meeting of Shareholders. Four of the directors attended the 2014 Annual Meeting of Shareholders.

Code of Ethics

The Company has adopted a Code of Ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of the Code of Ethics may be obtained without charge upon written request to the Secretary, Unico American Corporation, 23251 Mulholland Drive, Woodland Hills, California 91364-2732.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of April 10, 2015, the names and holdings of all persons who are known by the Company to own beneficially more than 5% of its outstanding common stock, its only class of outstanding voting securities, and the beneficial ownership of such securities held by each director, nominee for director, and all executive officers and nominees for director as a group. Unless otherwise indicated, the Company believes that each of the persons and entities set forth below has the sole power to vote and dispose of the shares listed opposite his or its name as beneficially owned by him or it.

Name and Address of Beneficial Owner	Amount Beneficially Owned	Percent Of Class

Certain Beneficial Owners
Erwin Cheldin (1) 23251 Mulholland Drive, Woodland Hills, CA 91364-2732	2,352,545	44.0%

Schwartz Investment Counsel, Inc., and Schwartz Investment Trust, on behalf of its series Funds, Schwartz Value Fund, and Ave Maria Catholic Values Fund (2) 3707 W. Maple Rd., Suite 100, Bloomfield Hills, MI 48301	472,945	8.9%

Dimensional Fund Advisors LP (3) Palisades West, Building One 6300 Bee Cave, Austin TX 78746	479,571	9.0%

Sardar Biglari (4) c/o Biglari Holdings, Inc. 17802 IH 10 West, Suite 400, San Antonio TX 78257	505,100	9.5%

Executive Officers, Directors, and Nominees for Director	Amount Beneficially Owned	Percent Of Class

Erwin Cheldin (1)	2,352,545	44.0%
Cary L. Cheldin (1)	204,860	3.8%
Lester A. Aaron (1)	150,567	2.8%
George C. Gilpatrick (1)	104,717	2.0%
Donald B. Urfrig	25,000	0.5%
David T. Russell	15,952	0.3%
Terry L. Kinigstein	0	0.0%
Warren D. Orloff	0	0.0%
Samuel J. Sorich	0	0.0%

All executive officers, directors and director nominees as a group (9 persons)	2,853,641	53.4%

(1)	Messrs. Erwin Cheldin, Cary L. Cheldin, Lester A. Aaron, and George C. Gilpatrick have agreed to vote all of the shares of common stock owned by them aggregating 2,812,689 shares or approximately 52.66% of the outstanding common stock so as to elect each of them to the Board of Directors and to vote on all other matters as they may agree. The agreement terminates upon the earlier of such time as the group owns less than 50% of the outstanding shares of the common stock of the Company or April 15, 2019. Because of his stock holdings, Erwin Cheldin may be deemed a “parent” (as defined in the Securities Exchange Act of 1934) of the Company.
(2)	Per Schedule 13G dated February 10, 2015.
(3)	Per Schedule 13G dated February 5, 2015.
(4)	Per Form 13F dated February 17, 2015.

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EXECUTIVE COMPENSATION AND OTHER INFORMATION

Summary of Executive Compensation

Summary Compensation Table

The following table sets forth information for years ended December 31, 2014, and December 31, 2013, as to executive compensation paid to the principal executive officer and the Company’s other executive officer, other than the principal executive officer, who was serving as an executive officer as of the end of the last completed fiscal year, whose compensation exceeded $100,000.

Name and Principal Position	Year	Salary	Bonus	All Other Compensation (1)	Total
		($)	($)	($)	($)

Cary L. Cheldin (2) (3)	2014	315,000	30,000	44,429	389,429
President and Chief Executive Officer	2013	315,000	30,000	43,982	388,982

Lester A. Aaron (3)	2014	237,000	30,000	38,983	305,983
Treasurer, Chief Financial Officer and Secretary	2013	237,000	30,000	38,536	305,536

(1) See “All Other Compensation” table below.

(2) Cary L. Cheldin was named President and Chief Executive Officer of the Company effective April 1, 2009 upon the retirement of Erwin Cheldin on April 1, 2009. Prior thereto Cary L. Cheldin was Executive Vice President of the Company.

(3) Cary L. Cheldin serves in his present office pursuant to an employment agreement with the Company. The employment agreement of Cary L. Cheldin was amended and restated on March 16, 2015. Lester A. Aaron serves in his present office without an employment agreement.

All Other Compensation

The table below summarizes all other compensation paid or earned by the named executive officers for the years ended December 31, 2014, and December 31, 2013.

Name	Year	Perquisites and Other Personal Benefits (1)	Contribution to Profit Sharing Plan (2)	Contribution to Money Purchase Plan (3)	Total
		$	$	$	$

Cary L. Cheldin	2014	13,829	15,300	15,300	44,429
	2013	13,982	15,000	15,000	43,982

Lester A. Aaron	2014	8,383	15,300	15,300	38,983
	2013	8,536	15,000	15,000	38,536

(1)	Represents payments for health insurance.
(2)	Represents amounts contributed or accrued to the person’s account under the Company’s Profit Sharing Plan, all of which are vested. The Company’s Profit Sharing Plan has a March 31 fiscal year end (see “Retirement Plans”).
(3)	Represents amounts contributed or accrued to the person’s account under the Company’s Money Purchase Plan, all of which are vested. The Company’s Money Purchase Plan has a March 31 fiscal year end (see “Retirement Plans”).

Employment Agreements

The Company has an employment agreement with Cary L. Cheldin.

Cary L. Cheldin – On March 17, 2008, the Company entered into an employment agreement with Cary L. Cheldin that became effective on December 15, 2007, with a term ending December 31, 2012. The employment agreement of Cary L. Cheldin was amended effective April 1, 2009, to indicate the change in his offices and responsibility and to extend the end of the term of the agreement from December 31, 2012 to December 31, 2013. On March 24, 2010 the employment agreement was amended again to extend the end of the term of the agreement from December 31, 2013 to December 31, 2014. On September 21, 2012 the employment agreement was amended again to extend the end of the term of the agreement from December 31, 2014 to December 31, 2017. On and effective as of March 17, 2015, the Company entered into an amended and restated employment agreement (the “employment agreement”) with Cary L. Cheldin (the “Executive”), the President and Chief Executive Officer of the Company, which amended and restated his employment agreement in its entirety. This agreement was approved by the Company’s Board of Directors on March 16, 2015.

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The employment agreement provides for an annual salary of no less than $315,000. The annual salary is subject to increase from time to time at the discretion of the Board of Directors of the Company. The employment agreement also provides that the Company will promptly reimburse the Executive for certain “out-of-pocket” expenses.

The employment agreement provides for a mandatory annual bonus payable on or before December 31 of each year. The amount of each mandatory bonus is to be determined by the Board of Directors but will not to be less than $54,000, less any amounts paid to the Executive as a discretionary bonus since the immediately preceding January 1.

The Executive’s employment under the employment agreement will continue until terminated by (a) the Executive’s death, (b) the Company without Cause (as Cause is defined in the employment agreement) on thirty days’ advance written notice, (c) the Executive other than for breach of the employment agreement on thirty days’ advance written notice, (d) the Executive for a material breach by the Company of the terms of the employment agreement, which is not cured within thirty (30) days after the Executive provides the Company written notice describing such breach with particularity, (e) the Company for Cause, or (f) the Company on account of the Executive’s permanent disability (as determined in accordance with the employment agreement).

If the employment agreement is terminated by the Company without Cause or by the Executive due to a breach of the employment agreement by the Company, the Company must pay or provide to the Executive (a) all unpaid salary and other compensation for periods or partial periods that occurred prior to the date of termination and any unreimbursed business expenses, such amount to be paid immediately upon termination, (b) the mandatory bonus for the calendar year in which his employment was terminated to the extent not previously paid, without giving effect to his termination, (c) an amount equal to three times his then-current base salary, such amount to be paid conditional upon his execution of a release, in one single lump sum within 45 days after termination, (d) the minimum mandatory bonus of $54,000 for the three calendar years following his termination of employment, without giving effect to his termination of employment, such amounts to be paid as and when provided for under the employment agreement, and (e) the employee benefits set forth in the employment agreement for the three years following his termination of employment or, if the Company cannot provide such benefits, the cash equivalent to reimburse the Executive for the cost (including any tax cost) to purchase such employee benefits in the open market, such amounts to be reimbursed monthly. The employment agreement contains certain obligations, limitations and restrictions in the event that payments or distributions under the employment agreement would constitute an “excess parachute payment” subject to the excise tax under section 4999 of the Internal Revenue Code of 1986, as amended (the “Code”), or would result in adverse tax consequences under Section 409A of the Code.

The employment agreement also provides that the Company will pay the Executive at the rate of 10% per annum (or the highest permissible rate under applicable law, if less) on all amounts due under the employment agreement that are not timely paid.

Option/SAR Grants and Stock Awards in Last Fiscal Year

No stock options, stock appreciation rights or stock awards were granted to any named executive officer during the year ended December 31, 2014.

Options/SAR Exercises and Stock Awards Vesting in Last Fiscal Year and Unexercised Options/SAR and Stock Awards at Fiscal Year End

No stock options or stock appreciation rights were exercised by, nor any stock award vested in favor of, any named executive officer during the year ended December 31, 2014; and no options, stock appreciation rights or stock awards were held by any named executive officer at December 31, 2014.

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Stock Option Plans

The Company’s 1999 Omnibus Stock Plan (the “1999 Plan”) that covered 500,000 shares of the Company’s common stock (subject to adjustment in the case of stock splits, reverse stock splits, stock dividends, etc.) was adopted by the Board of Directors in March 1999 and approved by shareholders on June 4, 1999. None of the options were granted to a named executive officer. The 1999 Plan was terminated by its terms on March 15, 2009. As of December 31, 2012, all grants had been exercised or expired.

The Company’s 2011 Incentive Stock Option Plan (the “2011 Plan”) covers 200,000 shares of the Company’s common stock (subject to adjustment in the case of stock splits, reverse stock splits, stock dividends, etc.) and was adopted by the Board of Directors in March 2011 and approved by shareholders on May 26, 2011. The 2011 Plan is administered by the Board of Directors or a committee authorized by the Board of Directors, consisting of at least two directors each of whom is not an officer or employee of the Company and meeting the qualifications set forth in Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended. The administrator has complete discretion to select the optionees and to establish the terms and conditions of each option, subject to the provisions of the 2011 Plan.

Options granted under the 2011 Plan are intended to be "incentive stock options" as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), and may be granted only to employees of the Company or its subsidiaries. The exercise price of options granted under the 2011 Plan may not be less than the fair market value of the Company’s Common Stock on the date of grant. The exercise price of an incentive stock option must be 110% of the fair market value of the stock if such option is granted to an employee who holds more than 10% of the total combined voting power of the Company’s voting securities.

In accordance with the rules under the Code for incentive stock options, the 2011 Plan provides that incentive stock options granted to any particular employee under the 2011 Plan may not “vest” for more than $100,000 in fair market value of the stock (measured on the grant date) in any calendar year. If incentive stock options granted to an optionee would vest for more than $100,000 in any calendar year, then such incentive stock options will, to such extent, be treated as non-statutory stock options.

In general, upon termination of employment of an optionee, all options granted to such person which were not exercisable on the date of such termination will immediately terminate, and any options that are exercisable on such termination date will be exercisable for a period of thirty (30) days (one year or such shorter period as determined by the administrator in the case of termination by reason of death or disability) following termination of employment.

Options granted under the 2011 Plan may not be exercised more than 10 years after the date of grant (5 years after the date of grant if the grant is to an employee who owns more than 10% of the total combined voting power of all classes of capital stock of the Company). The exercise price under any option may be paid in cash, recourse notes or shares of Common Stock already owned or, in the case of a “net exercise,” covered by the option, as may be determined by the administrator. Under the 2011 Plan, shares subject to canceled or terminated options are available for subsequently granted options.

Under the 2011 Plan, in the event of a Change of Control Event, the vesting of each option shall (contingent upon the consummation of the Change of Control Event) be accelerated to a date prior to the effective time of the Change of Control Event as the Board of Directors shall determine (or if the Board of Directors shall not determine such a date, to the date that is five (5) business days prior to the effective time of the Change of Control Event) and all options will terminate if not exercised at or prior to the effective time of the Change of Control Event. Alternatively, in the event of a Change of Control Event, the Board of Directors may provide that an option holder may not exercise his or her option but will receive a payment, in such form as determined by the Board of Directors, equal in value to the excess, if any of (i) the value of the property that the option holder would have received upon the exercise of the option following the acceleration of the vesting of the option over (ii) the exercise price which would have been payable by the option holder in connection with such exercise. A "Change of Control Event" will be deemed to have occurred upon the consummation of (i) a sale of all or substantially all of the Company’s assets (other than to a wholly-owned subsidiary or subsidiaries of the Company) in one transaction or a series of related transactions, or (ii) any merger, consolidation or other business combination transaction of the Company with or into another corporation, entity or person, other than a transaction in which the holders of at least a majority of the shares of voting capital stock of the Company outstanding immediately prior to such transaction continue to hold (either by such shares remaining outstanding or by their being converted into shares of voting capital stock of the surviving entity) a majority of the total voting power represented by the shares of voting capital stock of the Company (or the surviving entity) outstanding immediately after such transaction, or (iii) the direct or indirect acquisition by way of a tender or exchange offer by any person, or persons acting as a group, of beneficial ownership or a right to acquire beneficial ownership of shares representing a majority of the voting power of the then outstanding shares of capital stock of the Company or (iv) the complete liquidation or dissolution of the Company.

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Equity Compensation Plan Information

The following table shows the total number of outstanding options and shares available for other future issuance of options under the Company’s equity compensation plans as of December 31, 2014.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants, and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)
	(a)	(b)	(c)
Equity compensation plans approved by security holders:
2011 Incentive Stock Plan	100,000	$10.99	100,000
Equity compensation plans not approved by security holders:	—	—	—
Total	100,000	$10.99	100,000

Retirement Plans

Profit Sharing Plan

The Unico American Corporation Profit Sharing Plan covers Company employees who are at least 21 years of age and have been employed by the Company for at least two years are participants in this Plan. Pursuant to the terms of such Plan, the Company annually contributes for the account of each participant an amount equal to a percentage of the participant's eligible compensation as determined by the Board of Directors. Participants must be employed by the Company on the last day of the plan year to be eligible for contribution. Participants are entitled to receive distribution of benefits under the Plan upon retirement, termination of employment, death, or disability.

Money Purchase Plan

The Unico American Corporation Money Purchase Plan covers the present executive officers of the Company and an employee of a subsidiary of the Company. Pursuant to the terms of such Plan, the Company annually contributes to the account of each participant an amount equal to a percentage of the participant's eligible compensation as determined by the Board of Directors. However, amounts contributed to the Unico American Corporation Profit Sharing Plan will be considered first in determining the actual amount available under the Internal Revenue Service maximum contribution limits. Participants must be employed by the Company on the last day of the plan year to be eligible for contribution. Participants are entitled to receive distribution of benefits under the Plan upon retirement, termination of employment, death, or disability.

Report of the Audit Committee

Neither the following report of the Audit Committee nor any other information included in this Proxy Statement pursuant to Item 407(d)1-3 of Regulation S-K constitutes “soliciting material” and none of such information should be deemed to be “filed” with the Securities and Exchange Commission or incorporated by reference into any other filing of the Company under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates such information by reference in any of those filings.

Management is responsible for the Company’s financial reporting process including its system of internal control and for the preparation of consolidated financial statements in accordance with U.S. generally accepted accounting principles (GAAP). The Company’s independent auditors are responsible for auditing those financial statements. Our responsibility is to monitor and oversee these processes. It is not our duty or our responsibility to conduct auditing or accounting reviews or auditing or accounting procedures. We are not employees of the Company; and we may not be, and we may not represent ourselves to be or to serve as, accountants or auditors by profession or experts in the fields of accounting or auditing. Therefore, we have relied on management’s representation that the financial statements have been prepared with integrity and objectivity and in conformity with GAAP and on the representations of the independent auditors included in their report on the Company’s financial statements. Our oversight does not provide us with an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or policies, or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, our considerations and discussions with management and the independent auditors do not assure that the Company’s financial statements are presented in accordance with GAAP, that the audit of the Company’s financial statements has been carried out in accordance with auditing standards generally accepted in the United States of America, or that the Company’s independent accountants are in fact “independent.”

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The Audit Committee has reviewed and discussed the audited financial statements of the Company for the fiscal year ended December 31, 2014, with the Company’s management.

The Audit Committee has discussed with KPMG LLP the matters required to be discussed pursuant to Statement of Auditing Standards No. 61, “Communication with Audit Committees,” as amended and as adopted by the PCAOB in Rule 3200T. Additionally, the Audit Committee has received the written disclosures and the letter from KPMG LLP, the Company’s independent registered public accounting firm, required by applicable requirements of the Public Company Accounting Oversight Board regarding KPMG LLP’s communications with the Audit Committee concerning independence, and has discussed with KPMG LLP its independence.

Based on the review and discussions described above, the Audit Committee recommended to the Board of Directors of the Company that the audited financial statements of the Company be included in its Annual Report on Form 10-K for the fiscal year ended December 31, 2014.

Members of the Audit Committee:

Warren D. Orloff

Samuel J. Sorich

Donald B. Urfrig

RELATED PARTY TRANSACTIONS

The Company presently occupies approximately 23,000 square feet of an office building located at 23251 Mulholland Drive, Woodland Hills, California, under a master lease which expired on March 31, 2013. Erwin Cheldin, the Company's former president and a current director and principal stockholder, is the owner of the building. The lease provided for an annual gross rent of $486,000 and was effective from April 1, 2012, through March 31, 2013. The lease provided for extension options at the same terms and conditions. The Company exercised its right to extend the lease through June 30, 2014, and the lease continues thereafter on a month-to-month basis. The Company believes that at the inception of the lease agreement, and at each subsequent extension, the terms of the lease were at least as favorable to the Company as could have been obtained from non-affiliated third parties. The Company utilizes for its own operations 100% of the space it leases. The Company also leases storage space from Erwin Cheldin. Depending on usage, storage space rental is estimated to be approximately $15,000 annually. The total rent was $501,258, $500,770 and $712,248 for the years ended December 31, 2014, 2013 and 2012, respectively.

On annual basis, the Company distributes a related party questionnaire to all executive officers and directors of the Company. The Company reviews responses provided on the questionnaires to ensure any transactions with executive officers or directors are disclosed in compliance under Item 404(a) of Regulation S-K.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more than 10% of a registered class of the Company's equity securities, to file with the Securities and Exchange Commission (SEC) initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company. To the Company's knowledge, based solely on review of copies of reports furnished to the Company and written representations that no other reports were required during the year ended December 31, 2014, all Section 16(a) filing requirements applicable to its executive officers, directors, and greater than 10% beneficial owners were complied with.

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AUDITORS

KPMG LLP was the Company’s principal accountant for the Company’s fiscal years ended December 31, 2014 and December 31, 2013. On April 17, 2015, KPMG LLP notified the Company that it has declined to stand for re-election as the Company’s principal accountant for the Company’s fiscal year ending December 31, 2015. Neither of KPMG LLP‘s  reports on the financial statements for the past two fiscal years contained an adverse opinion or a disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope, or accounting principles. During the two fiscal years ended December 31, 2014, and the subsequent interim period through April 17, 2015, there were no (1) disagreements with KPMG LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which disagreements if not resolved to their satisfaction would have caused them to make reference in connection with their opinion to the subject matter of the disagreement, or (2) reportable events.

As of the date of this Proxy Statement, the Company has not yet engaged an auditing firm to audit the Company’s financial statements for the fiscal year ending December 31, 2015. The Company’s Audit Committee is in the process of conducting a review of various auditing firms to determine the Company’s principal accountant best capable to serve for the Company’s fiscal year ending December 31, 2015 audit.

A representative of KPMG LLP is expected to attend the Annual Meeting of Shareholders. Such representative will have the opportunity to make a statement and will be available to respond to appropriate questions. If an auditing firm is selected prior to the Annual Meeting, the Company will offer it the opportunity to attend the Annual Meeting, to make a statement thereat and to respond to appropriate questions.

AUDIT AND NON-AUDIT FEES

Audit Fees

The aggregate fees billed by KPMG LLP for professional services rendered for the audit of the Company’s financial statements for the fiscal year ended December 31, 2014, and for the reviews of the financial statements included in the Company’s quarterly reports on Form 10-Q for the fiscal year ended December 31, 2014, were approximately $363,000. The aggregate fees billed by KPMG LLP for professional services rendered for the audit of the Company’s financial statements for the fiscal year ended December 31, 2013, and for the reviews of the financial statements included in the Company’s quarterly reports on Form 10-Q for the fiscal year ended December 31, 2013, were approximately $233,000.

Audit Related Fees

The aggregate fees billed by KPMG LLP for professional services related to the audit of the Company’s financial statements for the fiscal years ended December 31, 2014 and 2013, exclusive of the fees disclosed under the section audit fees above were $0.

Tax Fees

There were no services rendered or fees billed for tax compliance, consulting, or planning services by KPMG LLP for the year ended December 31, 2014, and for the year ended December 31, 2013. In 2014, the Company engaged KPMG to perform a Cost Segregation analysis on the building purchased in September 2013. The fee for that engagement was $14,000.

All Other Fees

There were no services rendered or fees billed related to compliance and planning during the years ended December 31, 2014, and December 31, 2013.

The policy of the Audit Committee is to pre-approve all audit and non-audit services provided by the Company’s independent auditors.

OTHER MATTERS

The Board of Directors is not aware of any business to be presented at the Annual Meeting except for the matters set forth in the Notice of Annual Meeting of Shareholders and described in this Proxy Statement. Unless otherwise directed, all shares represented by proxy holders will be voted in favor of the proposals described in this Proxy Statement. If any other matters come before the Annual Meeting, the proxy holders will vote on those matters using their best judgment.

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SHAREHOLDERS’ PROPOSALS

Shareholders desiring to exercise their right under the proxy rules of the Securities and Exchange Commission to submit proposals for consideration by the shareholders at the 2016 Annual Meeting are advised that their proposals must be received by the Company no later than December 18, 2015, for inclusion in the Company’s Proxy Statement and form of proxy relating to that meeting. If a shareholder intends to present a proposal at the 2016 Annual Meeting but does not seek inclusion of that proposal in the Proxy Statement for that meeting, the holders of proxies for that meeting will be entitled to exercise their discretionary authority on that proposal if the Company does not have notice of the proposal by March 3, 2016.

ANNUAL REPORT TO SHAREHOLDERS

The Company's 2014 Annual Report on Form 10-K includes the Company’s consolidated balance sheets as of December 31, 2014 and 2013 and the related consolidated statements of operations, comprehensive income, changes in stockholders’ equity and cash flows for each of the years in the three year period ended December 31, 2014, and is included in the Annual Report of the Company being mailed to the shareholders along with this Proxy Statement. The Annual Report including Form 10-K is not to be considered a part of the soliciting material.

By Order of the Board of Directors,

 Cary L.Cheldin

Chairman of the Board, President

and Chief Executive Officer

Woodland Hills, California

April 17, 2015

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on May 21, 2015. The Proxy Statement and the Annual Report to Shareholders are available at http://materials.proxyvote.com/904607.

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APPENDIX A

CHARTER OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

OF UNICO AMERICAN CORPORATION

I. AUDIT COMMITTEE PURPOSE

The Audit Committee has been established by the Board of Directors of Unico American Corporation (the "Company") to monitor and oversee the accounting and financial reporting procedures of the Company and the audits of the Company’s financial statements. In that regard, the Audit Committee shall be directly responsible for the appointment, compensation, retention and oversight of the work of the independent accountants engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company.

The Audit Committee has the authority to conduct any investigation appropriate to fulfilling its responsibilities and it has direct access to the independent auditors as well as anyone in the organization. The Audit Committee has the authority to engage or retain, at the Company's expense, independent legal, accounting, or other consultants, experts or advisers it deems necessary to carry out duties.

II. AUDIT COMMITTEE COMPOSITION AND MEETINGS

The Audit Committee shall meet the size, membership, independence and experience requirements under applicable statutes, rules and regulations and all applicable requirements of the NASDAQ Stock Market for NASDAQ National Market issuers in effect from time to time.

Audit Committee members shall be members of and appointed by the Board.

III. AUDIT COMMITTEE RESPONSIBILITIES AND DUTIES

Review Procedures

1) Review and reassess the adequacy of this Charter at least annually and recommend any proposed changes to the Board for approval.

2) Meet with the independent accountants following the annual audit to (a) review with the independent accountants any problems or difficulties the accountants may have encountered in connection with the audit, the adequacy of the internal accounting controls, the financial and accounting personnel and, if a management letter was provided by the independent accountants, the management letter and the Company’s response to that letter, (b) discuss any significant changes to the Company's auditing or accounting principles and practices and discuss any items required to be communicated by the independent auditors in accordance with AS 16, and (c) review and discuss with management and the independent accountants the annual audited financial statements, including the disclosures made in the management’s discussion and analysis. Additionally, the Audit Committee shall recommend to the Board whether or not to include the audited financial statements in the Company’s Form 10-K for the applicable fiscal year.

3) In consultation with the management and the independent auditors, consider the integrity of the Company's financial reporting processes and controls. Discuss and review significant financial risk exposures and the steps management has taken to monitor, control and report such exposures. Review significant findings prepared by the independent auditors together with management's responses. Review with management the adequacy of internal controls and procedures that could materially affect the Company’s financial statements. Such reviews should include discussion with management and independent auditors of significant issues regarding accounting principles, practices and judgments.

4) Review with management and the independent accountants any material financial reporting issues and judgments made in connection with the preparation of the Company’s financial statements.

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5) Discuss with management and the independent accountants any disagreements that may arise between them regarding financial reporting. The Audit Committee shall be responsible for resolving such disagreements.

6) Review and discuss with management and the independent accountants the Company’s quarterly financial statements prior to the filing of the related Form 10-Q.

Independent Auditors

7) Select, appoint (subject, if applicable, only to shareholder ratification) and retain independent accountants for the Company. The Audit Committee shall also pre-approve all services to be performed by and fees to be paid to the independent accountants and the terms of their engagement, including both audit and non-audit services. To the extent required by law, the Company shall provide for appropriate funding as determined by the Audit Committee for payment of compensation to the independent accountants so engaged by the Audit Committee and for ordinary administrative expenses necessary or appropriate in carrying out the Audit Committee’s duties. The Audit Committee may delegate to one or more Audit Committee members the authority to pre-approve non-audit services between regularly scheduled meetings of the Audit Committee provided that such approvals are reported to the Audit Committee at the next meeting. The independent accountants shall report directly to the Audit Committee.

8) Pre-Approval of Services. Before the independent auditor is engaged by the Company or its subsidiaries to render audit or non-audit services, the Committee shall pre-approve the engagement and shall pre-approve each audit and non-audit service. Committee pre-approval of audit and non-audit services will not be required if the engagement for the services is entered into pursuant to pre-approval policies and procedures established by the Committee regarding the Company’s engagement of the independent auditor, provided the policies and procedures are detailed as to the particular service, the Committee is informed of each service provided and such policies and procedures do not include delegation of the Committee’s responsibilities under the Exchange Act to the Company’s management. The Committee may delegate to one or more designated members of the Committee the authority to grant pre-approvals, provided such approvals are presented to the Committee at a subsequent meeting. If the Committee elects to establish pre-approval policies and procedures regarding non-audit services, the Committee must be informed of each non-audit service provided by the independent auditor. Committee pre-approval of non-audit services (other than review and attest services) also will not be required if such services fall within available exceptions established by the SEC.

9) Prior to the audit, review the independent auditors audit plan.

10) Receive and review periodic written reports from the independent auditors delineating all relationships between the independent auditors and the Company. On an annual basis, review and discuss with the independent auditors all significant relationships they have with the Company that could impair the auditors' independence. Discuss such reports and relationships with the independent accountants, and, if so determined by the Audit Committee, take appropriate action to satisfy itself as to the independence of the independent accountants.

11) Receive periodic reports from the independent accountants relating to, among other things, critical accounting policies and practices, alternative treatments under GAAP, communications between the independent accountants and management of the Company and reports of the effectiveness of the Company’s internal controls and/or other reports which may be required to be given by the independent accountants to the Company and/or the Audit Committee.

12) The Committee shall review and discuss the annual audited financial statements with management and the independent auditor, including the Company’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations.”

13) Consider the independent auditors' judgments about the quality and appropriateness of the Company's accounting principles as applied in its financial reporting.

14) Evaluate the performance of the independent accountants and, if so determined by the Audit Committee, replace the independent accountants.

15) The Committee shall obtain and review a report prepared by the independent auditor describing (a) the auditing firm’s internal quality-control procedures and (b) any material issues raised by the most recent internal quality-control review, or peer review, of the auditing firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the auditing firm, and any steps taken to deal with any such issues.

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16) The Committee shall discuss with the independent auditor its independence from the Company, and obtain and review a written statement prepared by the independent auditor describing all relationships between the independent auditor and the Company, consistent with applicable requirements of the Public Company Oversight Board regarding the independent auditor’s communications with the Committee concerning independence, and consider the impact that any relationships or services may have on the objectivity and independence of the independent auditor.

Separate Meetings with the Independent Auditor.

16) The Committee shall review with the independent auditor any problems or difficulties the independent auditor may have encountered during the course of the audit work, including any restrictions on the scope of activities or access to required information or any significant disagreements with management and management’s responses to such matters. Among the items that the Committee should consider reviewing with the Independent Auditor are: (A) any accounting adjustments that were noted or proposed by the auditor but were “passed” (as immaterial or otherwise); (B) any communications between the audit team and the independent auditor’s national office respecting auditing or accounting issues presented by the engagement; and (C) any “management” or “internal control” letter issued, or proposed to be issued, by the independent auditor to the Company. The Committee shall obtain from the independent auditor assurances that Section 10A(b) of the Exchange Act has not been implicated.

17) The Committee shall discuss with the independent auditor the report that such auditor is required to make to the Committee regarding: (A) all accounting policies and practices to be used that the independent auditor identifies as critical; (B) all alternative treatments within GAAP for policies and practices related to material items that have been discussed among management and the independent auditor, including the ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor; and (C) all other material written communications between the independent auditor and management of the Company, such as any management letter, management representation letter, reports on observations and recommendations on internal controls, independent auditor’s engagement letter, independent auditor’s independence letter, schedule of unadjusted audit differences and a listing of adjustments and reclassifications not recorded, if any.

18) The Committee shall discuss with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 16, “Communications with Audit Committees,” as then in effect.

Recommendation to Include Financial Statements in Annual Report.

19) The Committee shall, based on the review and discussions in paragraphs 12 and 18 above, and based on the disclosures received from the independent auditor regarding its independence and discussions with the auditor regarding such independence pursuant to subparagraph 3(ii) above, determine whether to recommend to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year subject to the audit.

Other Audit Committee Responsibilities

20) Meet at any time or from time to time with management personnel of the Company or its subsidiaries, either individually (which sessions may be private) or with one or more members thereof, to discuss any matters that the Audit Committee or any one or more of such persons believes should be discussed.

21) Establish procedures for (a) the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters; and (b) the confidential, anonymous submission by employees of the Company or any of its subsidiaries of concerns regarding questionable accounting or auditing matters.

22) Meet with such frequency as the Audit Committee believes is reasonably necessary and appropriate, taking into account appropriate circumstances. The Audit Committee meetings may be separate and private as the Audit Committee may determine.

23) Prepare the report required by the rules of the Securities and Exchange Commission to be included in the Company’s Annual Proxy Statement.

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24) Perform any other activities consistent with this Charter, the Company's Bylaws and governing law, as the Committee or the Board deems necessary or appropriate.

25) Maintain minutes of meetings and periodically report to the Board of Directors on significant results of the foregoing activities.

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PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

OF UNICO AMERICAN CORPORATION

The undersigned hereby constitutes and appoints LESTER A. AARON and CARY L. CHELDIN, and each of them, with full power of substitution, the proxies of the undersigned to represent the undersigned and vote all shares of common stock of UNICO AMERICAN CORPORATION (the "Company"), which the undersigned would be entitled to vote if personally present at the Annual Meeting of Shareholders to be held at the Hilton Garden Inn at 24150 Park Sorrento, Calabasas, California 91302, on May 21, 2015, at 2:00 p.m. local time and at any adjournments thereof, with respect to the matters described in the accompanying Notice of Annual Meeting of Shareholders and Proxy Statement, receipt of which is hereby acknowledged, in the following manner.

1. ELECTION OF DIRECTORS               ð   FOR all nominees listed      ð   WITHHOLD AUTHORITY

(except as marked to the                        to vote all nominees listed below

contrary below)

CARY L. CHELDIN, LESTER A. AARON, ERWIN CHELDIN, GEORGE C. GILPATRICK,

TERRY L. KINIGSTEIN, DAVID T. RUSSELL, SAMUEL J. SORICH, DONALD B. URFRIG

INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE,

STRIKE A LINE THROUGH THE NOMINEE'S NAME ON THE LIST ABOVE.

   2. IN ACCORDANCE WITH THEIR BEST JUDGMENT, with respect to any other matters which may properly come before the meeting and any adjournment or adjournments thereof.

Please sign and date on reverse side.

-----------------------------------------------------------------------------------------------------------------------------------------

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS AND WILL BE VOTED AS DIRECTED HEREIN. When this proxy is properly executed and returned, the shares it represents will be voted at the Annual Meeting in accordance with the choices specified herein. IF NO CHOICES ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR ALL NOMINEES.

DATED:_______________________________________, 2015

___________________________________________________

(Signature)

___________________________________________________

(Signature if jointly held)

Please date and sign exactly as your name or names appear herein. If more than one owner, all should sign. When signing as attorney, executor, administrator, trustee, or guardian, give your full title as such. If the signatory is a corporation or partnership, sign the full corporate or partnership name by its duly authorized officer or partner.

PLEASE COMPLETE, SIGN, AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.